UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 8, 2025

ALEXANDER & BALDWIN, INC.

(Exact name of registrant as specified in its charter)

Hawaii	001-35492	45-4849780
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

822 Bishop Street		96801
P. O. Box 3440, Honolulu, Hawaii		(Zip Code)
(Address of principal executive offices)

(808) 525-6611 (Registrant's telephone number, including area code)
N/A (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	ALEX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On December 8, 2025, Alexander & Baldwin, Inc., a Hawaii corporation (the “Company”), Tropic Purchaser LLC, a Delaware limited liability company (“Parent”), and Tropic Merger Sub LLC, a Hawaii limited liability company and wholly owned subsidiary of Parent (“Merger Sub” and, together with Parent, the “Parent Parties”), entered into an Agreement and Plan of Merger (the “Merger Agreement”). On the terms and subject to the conditions of the Merger Agreement, upon the consummation of the Merger (the “Closing”), the Company will merge with and into Merger Sub (the “Merger”) and the separate existence of the Company will cease and Merger Sub will survive as a wholly owned subsidiary of Parent.

Parent is a joint venture formed by MW Group and funds affiliated with Blackstone Real Estate and DivcoWest.

The board of directors of the Company (the “Company Board”) unanimously adopted the Merger Agreement and approved the consummation of the transactions contemplated thereby, including the Merger. Capitalized terms used but not otherwise defined in Item 1.01 of this report have the meanings set forth in the Merger Agreement.

Merger Consideration

Pursuant to the terms and subject to the conditions in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, without par value, of the Company (“Company Common Stock”) that is issued and outstanding immediately prior to the Effective Time will be automatically cancelled and converted into the right to receive an amount in cash equal to $21.20 (the “Merger Consideration”), without interest.

During the term of the Merger Agreement, the Company may not pay dividends, except as reasonably necessary to avoid incurring entity-level income or excise taxes or to maintain its tax status as a real estate investment trust, and any such dividends would result in an offsetting decrease to the Merger Consideration. Concurrently with the adoption of the Merger Agreement, the Company Board unanimously approved a fourth quarter 2025 dividend of $0.35 per share, payable on January 8, 2026, to shareholders of record as of the close of business on December 19, 2025 (the “January Dividend”). Accordingly, under the terms of the Merger Agreement, the per-share consideration that shareholders receive at the Effective Time will be reduced to reflect the January Dividend.

Notwithstanding the foregoing, each share of Company Common Stock held immediately prior to the Effective Time by the Company or any subsidiary of the Company or held by Parent or Merger Sub, if any, will no longer be outstanding and will automatically be cancelled and retired without any conversion thereof and will cease to exist, and no payment will be made in respect thereof nor will any right inure or be made with respect thereto in connection with or as a consequence of the Merger.

If the Merger is consummated, the shares of Company Common Stock currently listed on the New York Stock Exchange (the “NYSE”) will be delisted from the NYSE and will subsequently be deregistered under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Treatment of Company Equity Awards

Pursuant to the terms and conditions of the Merger Agreement, at the Effective Time, each Company RSU Award (other than a Director RSU Award) and Company PSU Award that is outstanding as of immediately prior to the Effective Time shall be cancelled and converted into the right to receive an amount in cash (subject to applicable withholding taxes) equal to the product of (i) the aggregate number of shares of Company Common Stock subject to such Company RSU Award or Company PSU Award, as applicable, immediately prior to the Effective Time and (ii) the Merger Consideration, plus any accrued and unpaid dividend equivalents corresponding to such Company RSU Award or Company PSU Award, as applicable (with any performance goals applicable to any Company PSU Award deemed satisfied at the greater of (A) the target level of performance applicable to such Company PSU Award and (B) the actual level of performance achieved as of immediately prior to the Effective Time, measured in accordance with certain parameters agreed upon by the parties) (the “Cash Replacement Award Amount”). The Cash Replacement Award Amount will vest and be payable at the same time as the Company RSU Award or Company PSU Award, as applicable, for which such Cash Replacement Award Amount was exchanged. Following the Effective Time, each Cash Replacement Award Amount shall remain subject to the applicable award agreement governing the terms of the corresponding Company RSU Award or Company PSU Award, including double-trigger severance protections and vesting terms, except that, effective as of the Effective Time, any Cash Replacement Award Amount corresponding to a Company PSU Award shall solely be subject to applicable time-based vesting conditions.

Each Director RSU Award that is outstanding immediately prior to the Effective Time will be cancelled and converted into the right to receive an amount in cash based on the per-share Merger Consideration, plus any accrued and unpaid dividend equivalents corresponding to such Director RSU Award.

Representations, Warranties and Covenants

The Merger Agreement contains customary representations, warranties and covenants, including, among others, covenants by the Company to conduct its business in all material respects in the ordinary course of business, subject to certain exceptions, during the period between the execution of the Merger Agreement and the Closing.

Closing Conditions

The consummation of the Merger is subject to certain customary closing conditions, including, among others, (i) approval of the Merger Agreement by the affirmative vote of the holders of a majority of the outstanding shares of the Company Common Stock entitled to vote on the Merger Agreement (the “Required Company Shareholder Approval”), (ii) the absence of a law or order restraining, enjoining, rendering illegal or otherwise prohibiting the consummation of the Merger and (iii) the absence of a Company Material Adverse Effect. The Merger Agreement requires the Company to convene a shareholder meeting for the purpose of obtaining the Required Company Shareholder Approval. The obligations of the parties to consummate the Merger are not subject to any financing condition or the receipt of any financing by the Parent Parties.

Prohibitions on Solicitations of Transactions

The Company has agreed not to solicit or enter into an agreement regarding an Acquisition Proposal or Inquiry, and, subject to certain exceptions, is not permitted to enter into discussions or negotiations concerning, or provide non-public information to a third party in connection with, any Acquisition Proposal or Inquiry. However, the Company may, prior to obtaining the Required Company Shareholder Approval, engage in discussions or negotiations and provide non-public information to a third party that has made an unsolicited bona fide written Acquisition Proposal that did not result from a breach of the non-solicit provisions of the Merger Agreement if the Board determines in good faith, after consultation with the Company’s financial and outside legal advisors, that such Acquisition Proposal constitutes a Superior Proposal or could reasonably be expected to lead to a Superior Proposal.

Prior to obtaining the Required Company Shareholder Approval, the Board may, in certain circumstances, effect an Adverse Recommendation Change, subject to complying with specified notice and other conditions set forth in the Merger Agreement.

Termination of the Merger Agreement; Termination Fees

The Merger Agreement may be terminated under certain circumstances by the Company after following certain procedures and adhering to certain restrictions, including prior to obtaining the Required Company Shareholder Approval, in order to enter into a definitive agreement providing for the implementation of a Superior Proposal. In addition, Parent may terminate the Merger Agreement under certain circumstances and subject to certain restrictions, including if the Board effects an Adverse Recommendation Change.

Upon a termination of the Merger Agreement, under certain circumstances, the Company will be required to pay a termination fee to Parent of $50,500,000, except that the termination fee will be $25,250,000 if (i) a third party submits a Qualified Proposal no later than 11:59 p.m. Hawaii Standard Time on January 17, 2026 and which the Board determines, no later than January 17, 2026, after consultation with the Company’s outside legal counsel and financial advisor, constitutes or could reasonably be expected to lead to a Superior Proposal and (ii) the Company terminates the Merger Agreement in order to enter into a definitive agreement with such third party providing for the implementation of a Superior Proposal on or prior to January 22, 2026.

In certain other circumstances, Parent will be required to pay the Company a reverse termination fee of $155,300,000 upon termination of the Merger Agreement.

Equity Commitment Letter and Limited Guarantee

Also on December 8, 2025, in connection with the execution of the Merger Agreement, Blackstone Real Estate Partners X L.P. (the “Guarantor”) delivered (i) to the Company, an Equity Commitment Letter, by and between Guarantor and Parent, pursuant to which Guarantor will contribute to Parent, subject to the terms and conditions thereof, equity financing in the amount of $2,150,000,000 and (ii) to Parent, a Guarantee in favor of the Company to guarantee, subject to the terms and limitations contained therein, Parent’s payment obligations with respect to the reverse termination fee and certain expenses under the Merger Agreement. The maximum aggregate liability of the Guarantor under the Guarantee will not exceed $155,300,000 (plus interest for any late payment), plus the reasonable, documented out-of-pocket costs and expenses (including fees and disbursements of counsel) incurred by the Company in connection with any litigation or other proceeding brought by the Company to enforce its rights under the Guarantee if it prevail in such litigation or proceeding.

Important Statement Regarding the Merger Agreement

The foregoing description of the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Merger Agreement, which is filed as Exhibit 2.1 hereto, and is incorporated herein by reference. The Merger Agreement has been attached as an exhibit to provide shareholders with information regarding its terms. It is not intended to provide any other factual or financial information about the Company, Parent or any of their respective affiliates or businesses. The representations, warranties, covenants and agreements contained in the Merger Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties. The representations and warranties have been qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Shareholders should not rely on the representations, warranties, covenants and agreements contained in the Merger Agreement or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Parent and Merger Sub or any of their respective affiliates or businesses. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures. The Merger Agreement should not be read alone, but should instead be read in conjunction with the other information regarding the Company, Parent and Merger Sub and their respective affiliates and the transactions contemplated by the Merger Agreement that will be contained in or attached as an annex to the proxy statement that the Company will file in connection with the transactions contemplated by the Merger Agreement, as well as in the other filings that the Company will make with the Securities and Exchange Commission.

Item 7.01.	Regulation FD Disclosure.

On December 8, 2025, the Company provided supplemental information regarding the Merger in social media posts and in communications to its employees, tenants, external stakeholders, investors and analysts. Copies of those communications are furnished as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6 and are incorporated herein by reference.

The information contained in Item 7.01 of this report, including the communications attached as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6, is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On December 8, 2025, the Company issued a press release announcing the execution of the Merger Agreement and the January Dividend. A copy of the press release is attached as Exhibit 99.7 to this report and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)            Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 8, 2025, by and among Alexander & Baldwin, Inc., Tropic Purchaser LLC and Tropic Merger Sub LLC*
99.1	Social Media Posts
99.2	All Employee Letter
99.3	Employee FAQ
99.4	Letter to Tenants
99.5	Form of Letter to External Stakeholders
99.6	Form of Note to Investors and Analysts
99.7	Press Release, dated December 8, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
*

The schedules and exhibits to the Merger Agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission upon request.

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements, as defined in the U.S. federal securities laws, which involve a number of risks and uncertainties that could cause actual results to differ materially from those contemplated by the relevant forward-looking statements. Words such as “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” “projects,” “forecasts,” and future or conditional verbs such as “will,” “may,” “could,” “should,” and “would,” as well as any other statement that necessarily depends on future events, are intended to identify forward-looking statements. Such forward-looking statements speak only as of the date the statements were made and are neither statements of historical fact nor guarantees of future performance. Forward-looking statements are subject to a number of risks, uncertainties, assumptions and other factors that could cause actual results and the timing of certain events to differ materially from those expressed in or implied by the forward-looking statements. These factors include, but are not limited to, (i) the risk that the Merger may not be completed on the anticipated terms and timing, or at all, including the risk that the required approval of the Company’s shareholders may not be obtained or that the other conditions to completion of the Merger may not be satisfied, (ii) potential litigation relating to the Merger that could be instituted against the Company or its directors or officers, including the effects of any outcomes related thereto, (iii) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations, including during the pendency of the Merger, (iv) the Company’s ability to retain and hire key personnel, (v) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Merger, (vi) risks related to diverting management’s attention from ongoing business operations, (vii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance, (viii) certain restrictions under the Merger Agreement that may impact the Company’s ability to pursue certain business opportunities or strategic transactions, (ix) the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (x) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger, including in circumstances requiring the Company to pay a termination fee, (xi) prevailing market conditions and other factors related to the Company’s REIT status and the Company’s business, and (xii) the risk factors discussed in Part I, Item 1A of the Company’s most recent Form 10-K under the heading “Risk Factors,” Form 10-Q and other filings with the Securities and Exchange Commission (the “SEC”) (which are available via the SEC’s website at www.sec.gov). The information in this communication should be evaluated in light of these important risk factors. We do not undertake any obligation to update or review the Company’s forward-looking statements, except as required by law, whether as a result of new information, future developments or otherwise.

Important Additional Information and Where to Find It

In connection with the transaction, the Company will file a proxy statement on Schedule 14A with the SEC. The Company also may file other documents with the SEC regarding the transaction. This communication is not a substitute for the proxy statement or any other document which the Company may file with the SEC. INVESTORS AND SHAREHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION. Investors and shareholders may obtain free copies of the proxy statement and other documents that are filed or will be filed by the Company with the SEC (in each case when available) from the SEC’s website (www.sec.gov), or from the Company’s website (https://investors.alexanderbaldwin.com/sec-filings). Alternatively, these documents, when available, can be obtained for free upon written request to the Company at 822 Bishop Street, Honolulu, HI 96813.

Participants in the Solicitation

The Company and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from shareholders of the Company in connection with the transaction. Information regarding the Company’s directors and executive officers is contained in the Company’s proxy statement for its 2025 annual meeting of shareholders, which was filed with the SEC on March 11, 2025, and any subsequent documents filed with the SEC. To the extent the holdings of the Company’s securities by the Company’s directors and executive officers have changed since the amounts set forth in the proxy statement for its 2025 annual meeting of shareholders, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the identity of the participants, and their respective direct and indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other relevant materials to be filed with the SEC in connection with the transaction when they become available. You may obtain free copies of these documents using the sources indicated above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALEXANDER & BALDWIN, INC.

Date: December 9, 2025	By:	/s/ Clayton K.Y. Chun
Clayton K.Y. Chun
Executive Vice President, Chief Financial Officer and Treasurer